PIMCO Equity Series

Supplement dated August 2, 2021 to the PIMCO Equity Series Prospectus and

REALPATH® Blend Funds Prospectus, each dated October 30, 2020,

each as supplemented from time to time (each, a “Prospectus”)

Effective immediately, in each Prospectus, the following is added immediately following the last paragraph in Appendix B:

Shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which D.A. Davidson provides trade execution, clearance, and/or custody services will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Shareholders in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures. All other sales charge waivers and reductions described elsewhere in a Fund’s Prospectus or SAI still apply.

Investors Should Retain This Supplement for Future Reference

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